UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2008

Telular Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23212	36-3885440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 South Wacker Drive, Suite 4300, Chicago, Illinois		60606-6622
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-379-8397

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2008, Telular Corporation (the "Company") announced the hiring of Jonathan M. Charak to the position of Chief Financial Officer and Secretary.

Prior to joining Telular Corporation in March 2008, Jonathan M. Charak served as the Chief Financial Officer of Vanderbilt Financial, LLC from January 2007 through February 2008. From June 2003 through October 2006, Mr. Charak was Chief Financial Officer at Concourse Communications Group, LLC. Prior to that, Mr. Charak served as Chief Financial Officer of Language Stars, LLC and as Controller at iFulfillment, Inc., both of which were early stage high growth companies. Mr. Charak began his career with 9 years of experience in the independent audit practice of Arthur Andersen LLP. Mr. Charak has a B.S. degree in Accounting from Indiana University and has been a CPA since 1992.

In connection with the hiring of Mr. Charak to the position of Chief Financial Officer:

• The Company will pay Mr. Charak an annual salary of $190,000;
• Mr. Charak will be entitled to an annual incentive payment of up to $80,000, as determined by the Company’s Compensation Committee;
• Mr. Charak will participate in such pension, 401(k) and other employee benefits plans as are made available to employees of the Company generally; and,
• Mr. Charak will receive options to purchase 120,000 shares of the Company’s common stock at an exercise price of $3.06. These options vest ratably over three years.

On March 17, 2008, The Company also entered into a Retention and Severance Agreement (the "Agreement") with Mr. Charak. Under the Agreement, Mr. Charak will receive, if terminated without cause, as detailed in the Agreement, a lump sum amount equal to six (6) calendar months of his standard salary as in effect on the date of termination.

Item 9.01 Financial Statements and Exhibits.

10.1 Retention and Severance Agreement between Telular Corporation and Jonathan Charak dated March 17, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telular Corporation

March 19, 2008	By:	/s/ Robert L. Deering

Name: Robert L. Deering
Title: Controller, Treasurer and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Retention and Severance Agreement between Telular Corporation and Jonathan Charak dated March 17, 2008.